Exhibit 10.2

SECOND AMENDMENT TO THE LOAN AGREEMENT

SECOND AMENDMENT TO THE LOAN AGREEMENT (this “Amendment”) dated as of April 19, 2006, between AMERICAN MORTGAGE ACCEPTANCE COMPANY (the “Borrower”) and CHARTERMAC (the “Lender”).

WHEREAS, the Borrower and the Lender are parties to a Loan Agreement dated as of June 30, 2004, as amended by the First Amendment to the Loan Agreement dated as of June 30, 2005 (as amended, modified, restated and/or supplemented from time to time, the “Loan Agreement”) (capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement); and

WHEREAS, the Borrower has requested, and the Lender has agreed to, the amendments provided herein on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree that effective as of the date hereof, the Loan Agreement is hereby amended as follows:

Section 7.	Amendments.

7.1          The first recital of the Loan Agreement is hereby amended and restated in its entirety as follows:

“By means of a loan facility to be established under and subject to this Agreement (the “Line of Credit”), Borrower desires to secure from the Lender up to $50,000,000 for use by Borrower to originate bridge loans, mortgage loans, mezzanine loans and other mortgage investments and Lender has agreed to provide such financing.”

7.2          The definition of the term “Loan Amount” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“Loan Amount means the principal amount of FIFTY MILLION AND NO/100 DOLLARS ($50,000,000.00), or such lesser amount as may from time to time be in effect following exercise of the reduction procedure set forth in Section 2.3.”

7.3          Section 2.4 of the Loan Agreement is hereby amended by deleting the text “June 30, 2006” therein and inserting the text “June 30, 2007” in lieu thereof.

Section 8.	Representations and Warranties.

The Borrower hereby represents and warrants to the Lender that:

8.1          Authorization. The Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to perform its obligations under the Loan Agreement, as amended hereby.

8.2          No Conflicts. The execution and delivery of this Amendment and the performance by the Borrower of its obligations under the Loan Agreement, as amended hereby, do not and will not (i) require any consent or authorization of, filing with, notice to or other act by or in respect of, any governmental authority or any other Person or (ii) violate any law, rule or regulation or any material agreement or contract to which the Borrower is a party or is otherwise bound and will not result in, or require, the creation or imposition of any lien or encumbrance on any of its properties or revenues pursuant to any law, rule or regulation or any such material agreement or contract.

8.3          Validity and Binding Effect. The Loan Agreement, as amended hereby, constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

8.4          Loan Agreement Representations and Warranties. The representations and warranties set forth in Section 4 of the Loan Agreement are true and correct, in all material respects, with the same effect as if such representations and warranties had been made on the date hereof (except to the extent such representations and warranties are made as of some other date(s), in which case such representations and warranties shall be true and correct in all material respects as of such other date(s)).

8.5          No Event of Default. As of the date hereof, no Default or Event of Default has occurred or is continuing.

Section 9.	Effectiveness of Amendment.

Except as specifically amended hereby, the Loan Agreement is and shall remain in full force and effect. This Amendment shall become effective upon the first date on which the Borrower and the Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the other party.

Section 10.	No Further Amendments.

Except for the amendments set forth herein, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. No waiver by the Lenders under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Lenders expressly reserve the right to require strict compliance with the terms of each of the Loan Agreement, as amended hereby, and the other Loan Documents in all respects. The waivers, extensions, consents and amendments agreed to herein shall not constitute a modification of, or a course of dealing at variance with, the Loan Agreement, as amended hereby, such as to require further notice by the Lender to require strict compliance with the terms of the Loan Agreement, as amended hereby, and the other Loan Documents in the future.

Section 11.	Legal Fees.

The Borrower shall pay all reasonable expenses incurred by the Lender in the drafting, negotiation and closing of the documents and transactions contemplated hereby, including the reasonable fees and disbursements of the Lender’s special counsel.

Section 12.	Miscellaneous.

12.1       Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

12.2       Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

12.3       Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

12.4       Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

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IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.

THE BORROWER:

AMERICAN MORTGAGE
ACCEPTANCE COMPANY

By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
President

THE LENDER:

CHARTERMAC

By:          CharterMac Capital LLC, f/k/a Related
Capital Company LLC, its manager

By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Chief Executive Officer